UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                             REPUBLIC FIRST BANCORP
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

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          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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                                 [LOGO EMITTED]











                                                                  March 19, 2003



Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 22, 2003, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102.

         This year's proposals for the Annual Meeting relate to (i) the election of directors; (ii) the approval of an amendment to the Corporation's Amended and Restated Stock Option Plan and Restricted Stock Plan to increase the number of shares issuable under the Plan by 10% to a total of 1,540,000; and (iii) the transaction of such other business as properly may be brought before the Annual Meeting.
      Enclosed with your proxy materials is a copy of the Corporation's 2002 Annual Report to shareholders and Form 10-K.

      We look forward to seeing you at the meeting.

                                                     Sincerely,




                                                     /s/ Harry D. Madonna
                                                     --------------------
                                                     Harry D. Madonna
                                                     Chairman of the Board
                                                     Chief Executive Officer





________________________________________________________________________________
1608 Walnut Street    Philadelphia,PA    o  Tel 215-735-4422  o Fax 215-735-5373

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                             -----------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

                             -----------------------

TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN THAT the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 22, 2003, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102 to consider and act upon:

     1.   The election of two (2) Class II Directors of the Corporation;

     2. The approval of an amendment to the Corporation's Amended and Restated Stock Option Plan and Restricted Stock Plan to increase the number of shares issuable under the Plan by 10% to a total of 1,540,000;

     3. The transaction of such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

      Shareholders of record of the Corporation at the close of business on March 10, 2003, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.



March 19, 2003


                                                        /s/ Robert A. Dobie
                                                        -------------------
                                                         Robert A. Dobie
                                                         Senior Vice President
                                                         and Corporate Secretary

                             ----------------------

                                TABLE OF CONTENTS
                             ----------------------




PROXY STATEMENT                                                                                            Page

     General Information.............................................................................         1

     Voting and Revocability of Proxies..............................................................         1

     Solicitation of Proxies.........................................................................         1

     Voting Securities and Holders Thereof...........................................................         2

     Shareholder Proposals and Nominations for the Year 2004 Annual Meeting..........................         2

     Annual Report and Form 10-K.....................................................................         2

     Resignations....................................................................................         3

     Election of Directors...........................................................................         3

     Information Concerning Nominees and Continuing Directors........................................         3

     Recommendation of the Board of Directors for Election of Nominees...............................         3

     Increase in Stock Options Available under the Corporation's

       Amended and Restated Stock Option Plan and Restricted Stock Plan ("Plan").....................         4

     Recommendation of the Board of Directors........................................................         5

     Security Ownership of Certain Beneficial Owners and Management..................................         5

     Board Committees and Attendance.................................................................         7

     Executive Compensation..........................................................................         8

     Equity Compensation Plan Information............................................................        10

     Certain Relationships and Related Transactions..................................................        10

     Compliance with Section 16(a) of the Exchange Act...............................................        10

     Owners of 5% of Common Stock....................................................................        11

     Quorum and Voting Requirements..................................................................        11

     Other Matters...................................................................................        12

     Audit Committee Report..........................................................................        13

     Audit Committee Report to Shareholders..........................................................        13

     Consideration of Non-Audit Services Provided by the Independent Accountant......................        14

     Audit and Non-Audit Fees........................................................................        14

     Audit Committee Charter.........................................................................       A-1

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                         ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on Tuesday, April 22, 2003
                             ----------------------


                                 PROXY STATEMENT

                             ----------------------



General Information

      This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 2003 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 22, 2003, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102. (Such meeting and any adjournment(s) or postponement(s) thereof are herein referred to as the "Annual Meeting".) This Proxy Statement is first being given or sent to shareholders of the Corporation on or about March 19, 2003.



Voting and Revocability of Proxies

      Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein and FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

      Any shareholder who executes and returns a proxy card may revoke it at any time before it is voted by delivering to Robert A. Dobie, Senior Vice President and Corporate Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.



Solicitation of Proxies

      Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof

      As of the close of business on March 10, 2003, the Record Date for voting at the Annual meeting, ("the Record Date"), the Corporation had 6,230,420 shares of Common Stock outstanding, par value $0.01 per share (the "Common Stock"), held by approximately 1,659 shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

      The presence in person or by proxy of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for the purpose of conducting business at the Meeting. For the purpose of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purposes of determining whether a quorum is present.



Shareholder Proposals and Nominations for the year 2004 Annual Meeting

      Any shareholder who intends to present a proposal for consideration at the Corporation's year 2004 Annual Meeting of Shareholders must submit her or his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the year 2004 Annual Meeting to present her or his proposal no later than November 21, 2003 in order to have the Corporation consider the inclusion of such proposal in the Corporation's year 2004 proxy and proxy statement relating to the year 2004 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

      Nominations for election to the Board of Directors at the year 2004 Annual Meeting may be made only in writing by a shareholder entitled to vote at the year 2004 Annual Meeting of Shareholders. Such nominations must be addressed as follows: Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Nominations for the year 2004 Annual Meeting must be received by the Corporate Secretary no later than November 21, 2003 and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.



Annual Report and Form 10-K

      The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's Annual Report and Form 10-K for the year ending December 31, 2002, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 10, 2003, the requesting party was a beneficial owner of the Corporation's common stock.

Resignations

      Messrs. Daniel Berman and James E. Schleif, whose terms expire on April 23, 2003 have advised the Corporation that for personal reasons they did not desire to be reelected to the Board of Directors of the Corporation and Michael
J. Bradley resigned effective December 31, 2002.



                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

      The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors.

      The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the one (1) current Class II director, whose term expires this year, Harris Wildstein, Esq., who has agreed to stand for re-election and Robert J. Coleman who has agreed to stand for election as a Class II director. Their elections will result in a Board with seven (7) directors.

      Current Class I directors' terms expire in 2005. Current Class III directors' terms expire in 2004 and current Class II directors' terms expire in 2006. In each case, a Director's term continues until such Director's successor is duly elected and qualified.

      Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election or service as a Director. If any of the nominees becomes unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is currently anticipated that each person elected as a Director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a Director of the Corporation's wholly-owned subsidiary, Republic First Bank (the "Bank").

      Mr. Coleman is Chairman and Chief Executive Officer of the law firm of Marshall, Dennehey, Warner, Coleman & Goggin and a former Director of Royal Bank of Pennsylvania, United Valley Bancorp and JeffBanks, Inc.

      Mr. Wildstein is a Director of the Corporation, the Bank and the Delaware Bank. He is Vice President of R&S Imports, Ltd. and President of HVW, Inc. (auto dealerships), from 1977 to the present.



Recommendation of the Board of Directors for Election of Nominees

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.
     ---

Increase in Stock Options Available under the Corporation's Amended and Restated Stock Option Plan and Restricted Stock Plan ("Plan").

      The Corporation has contractual commitments under certain employment agreements to issue shares or options to a number of employees. Additionally, the Board of Directors believes that to facilitate the Corporation's continued growth, the Corporation will be required to offer options to prospective employees in order to replace stock options that may be forfeited by a change in employment or otherwise as an inducement or incentive to work for the Corporation or its subsidiaries. Such prospective employees may be either non-executive or executive officers. Accordingly, the Board of Directors is seeking shareholder approval of an amendment to the Plan to permit issuance of options or shares of up to 12% of the issued and outstanding shares of the corporation to be granted thereunder. Before issuance of any new options, as of April 30, 2003, the plan will have outstanding 637,539 shares or 9.8% of the total shares then outstanding. Except for the increase in the number of shares issuable under the Plan, no other changes are being made to the Plan. A summary of the Plan follows. The Plan is designed to improve the performance of the Corporation by attracting new employees and encouraging employee ownership of the Corporation to align interests of employees and shareholders. The Plan authorizes the Option Committee of the Board of Directors to grant the options to employees or directors and administer and interpret the Plan. Under the plan, either incentive stock options, with potential tax benefits for employees, or nonqualifed stock options, without those benefits may be granted to employees. The exercise price for incentive stock options will be equal to at least the fair market value of the underlying stock. Options granted under the Plan may be exercised for up to 10 years after the date of grant, but terminate three months after employment terminates.



                                              AMENDED PLAN BENEFITS



                                                                     Amended and Restated Stock Option Plan
                                                                     --------------------------------------
                                                                            and Restricted Stock Plan
                                                                            -------------------------
Name and Position                          Dollar Value ($)            Number of Common Stock Options (3)
-----------------                          ----------------            ----------------------------------

Robert D. Davis                                        N/A                               11,667  (1)
                                                                                       --------

Executive Group                                        N/A                               11,667

Non-Executive
Director Group                                         N/A                                    -

Non-Executive Officer
Employee Group                                         N/A                               26,000  (2)

Future Employees                                       N/A                              102,333
                                                                                      ---------
                                                                                        140,000

(1) Common stock options to be issued at $6.56 exercise price, based upon market value as of January 1,2003 date of issuance, per employee's contract.

(2) Common stock options to be issued at between $6.56 and $6.50, based upon market value as of date of issuance in January 2003, per employees' contracts.

(3) The market value of the underlying stock at March 14, 2003 was $7.51. Options have a term of the earlier of three months after the termination of employment, or ten years. No financial consideration is required to obtain the option, and only payment of the exercise price is required to exercise the option. Under current law, recipients of incentive stock options may accrue certain tax benefits, including the deferral of taxes on any increase in market value as of the date of exercise, and, after holding periods are met, qualify for capital gains treatment. The grant of these options and their exercise does not affect the Corporation's taxable income.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT.



Security Ownership of Certain Beneficial Owners and Management

         AGGREGATE OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 31, 2002
                        AND FISCAL YEAR END OPTION VALUES

                                                                                              (d) No. of Securities
                                                                                               Underlying Unexercised
                                                                                               Options at FY-End (#)
                                                                                   ---------------------------------------------
     (a) Name    (b) Shares Acquired on Exercise (#)  (c) Value Realized ($)       Exercisable         Unexercisable
     --------    -----------------------------------  ----------------------       -----------         -------------
  Steven J. Shotz              28,590                        $115,790                134,451                 -

      Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as each of the other continuing directors of the Corporation, including name, current class, age, such person's principal occupation and employment during the past five years, the period during which such person has served as a Director of the Corporation, and any other Directorships they hold with companies having securities registered under the Securities Exchange Act of 1934, as amended, and the amount and percentage of the Corporation's Common Stock (based upon 6,230,420 shares of Common Stock issued and outstanding as of March 10, 2003) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 10, 2003.

                                                                                              Corporation's Common Stock
                                                                                              Beneficially Owned (2)(3),
                                                                                               Directly or Indirectly,
                                                                                                   on March 10, 2003
                                                                                                   -----------------
                                           Position With the Corporation/
                         Current           Principal Occupation                  Director                      % of
Name (1)                  Class     Age    During the Past Five Years              Since        Amount      Outstanding
--------------------     -------   ----    ------------------------------------  ---------    ---------   ---------------
Harry D. Madonna (6)        I       60     Chairman of the Board of the            1988         415,957        6.68%
                                           Corporation, the Bank and the
                                           Delaware Bank; President of the
                                           Corporation and the Delaware Bank; Of
                                           Counsel to Spector Gadon & Rosen,
                                           P.C. (law firm) effective January 1,
                                           2002; previously a Partner of Blank
                                           Rome Comisky & McCauley LLP (law
                                           firm).

Kenneth  J. Adelberg (4)             I     50 Director of the Corporation, the     1988         335,690        5.39%
                                           Bank and the Delaware Bank; President
                                           of HiFi House Group of Companies
                                           (audio & video electronics), 1976 to
                                           present.




                                                                                              Corporation's Common Stock
                                                                                              Beneficially Owned (2)(3),
                                                                                               Directly or Indirectly,
                                                                                                   on March 10, 2003
                                                                                              ----------------------------
                                           Position With the Corporation/
                         Current           Principal Occupation                  Director                      % of
Name (1)                  Class     Age    During the Past Five Years              Since        Amount      Outstanding
--------------------     -------   ----    ------------------------------------  ---------    ----------   ---------------
William W. Batoff (5)       I       68     Director of the Corporation, the Bank     1988         78,576       1.26%
                                           and the Delaware Bank; Managing Director,
                                           William W. Batoff Associates (government
                                           relations consulting firm), 1996 to the
                                           present; former Senior Consultant,
                                           Cassidy & Associates (government relations
                                           consulting firm), 1972 to present; Sole
                                           Proprietor, Batoff Enterprise Real Estate
                                           (real estate brokerage and management),
                                           1975 to present.

Robert J. Coleman (10)     II       66     Nominee for Director of the Corporation;  2003        100,000       1.61%
(Nominee)                                  Chairman & CEO, Marshall, Dennehey,
                                           Warner, Coleman & Goggin (former
                                           Director:  Royal Bank of Pennsylvania,
                                           United Valley Bancorp, JeffBanks, Inc.)

Neal I. Rodin (7)          III      58     Director of the Corporation and the Bank; 1988        132,373       2.12%
                                           Managing Director, The Rodin Group
                                           (international real estate
                                           investment); President, IFC
                                           (international financing and
                                           investing), 1975 to present.

Steven J. Shotz (8)        III      58     Director of the Corporation, the Bank     1988        236,051       3.79%
                                           and the Delaware Bank; President of
                                           Quantum Group, Inc. (venture capital
                                           group), 1995 to present.

Harris Wildstein, Esq. (9)  II      57     Director of the Corporation, the Bank     1988        494,379       7.93%
(Nominee)                                  and the Delaware Bank; Vice President
                                           of R&S Imports, Ltd. and President
                                           of HVW, Inc. (auto dealerships),
                                           1977 to present.

Robert D. Davis (11)       N/A      55     President, Chief Executive Officer         N/A         88,834       1.43%
                                           and Director of the Bank since 1999;
                                           Former Regional President of Mellon
                                           PSFS (commercial bank), 1995-1999.

Paul Frenkiel (12)         N/A      50     Chief Financial Officer of the             N/A         64,000       1.03%
                                           Corporation, the Bank and
                                           the Delaware Bank; Director of the
                                           Delaware Bank; Former Chief Financial
                                           Officer JeffBanks Inc. (bank holding
                                           company), 1987-2000.

James V. Schermerhorn (13) N/A      59     Chief Lending Officer of the Bank;         N/A         48,500        .78%
                                           Formally First Vice President  and
                                           Director of Business Banking
                                           Mellon PSFS (commercial bank),
                                           1997-1999.
All continuing directors,
nominees and executive officers
as a group  (10 persons)                                         TOTALS:                       1,994,360      32.02%
                                                                                               =========      =====
------------------

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after the date of this Proxy Statement. Beneficial ownership may be disclaimed as to certain of the securities.

(3)  Information furnished by the directors of the Company.

(4) Includes 39,320 shares of Common Stock subject to options granted to Mr. Adelberg which are currently exercisable. The amount also includes 94,382 shares of Common Stock owned by family members for which he disclaims beneficial ownership.

(5) Includes 10,100 shares of Common Stock subject to options granted to Mr. Batoff which are currently exercisable.

(6) Includes 256,557 shares of Common Stock subject to options granted to Mr. Madonna which are currently exercisable. The amount also includes 14,372 shares of Common Stock owned by family members for which he disclaims beneficial ownership.

(7) Includes 47,221 shares of Common Stock subject to options granted to Mr. Rodin which are currently exercisable. The amount also includes 3,421 shares of Common Stock owned by family members for which he disclaims beneficial ownership.

(8) Includes 134,451 shares of Common Stock subject to options granted to Mr. Shotz which are currently exercisable.

(9) Includes 5,050 shares of Common Stock owned by family members for which Mr. Wildstein disclaims beneficial ownership, and 36,500 shares of common stock subject to options granted Mr. Wildstein which are currently exercisable.

(10) All 100,000 shares are owned by Mr. Coleman.

(11) Includes 87,334 shares of common stock subject to options granted to Mr. Davis which are currently exercisable.

(12) Includes 30,000 shares of common stock subject to options granted to Mr. Frenkiel which are currently exercisable.

(13) Includes 47,500 shares of common stock subject to options granted to Mr. Schermerhorn of which 45,000 are currently exercisable.



Board Committees and Attendance

      The Corporation's Board of Directors has organized standing Executive, Audit, Loan, Asset/Liability, Nominating and Option committees.

      Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Chairman); Adelberg; Rodin; Shotz; and Wildstein. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 2 meetings during 2002.

      Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Adelberg (Chairman); Batoff; and Shotz. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the

Corporation's management and its independent auditors. The Audit Committee held 4 meetings during 2002.

      Loan Committee. The Loan Committee is composed of the following directors:
Messrs. Shotz (Chairman); Adelberg; Madonna; Wildstein; and Robert D. Davis, President and Chief Executive Officer of the Bank. The Loan Committee is authorized to review and approve/disapprove all loan applications presented to the Bank. The Loan Committee held 49 meetings in 2002.

      Asset/Liability Committee. The Asset/Liability Committee is composed of the following directors: Messrs. Madonna (Chairman); Adelberg; Rodin; and Davis. The Committee is authorized to coordinate Asset/Liability management of the Company including monitoring interest rate risk, liquidity and capital adequacy, as well as reviewing strategies and overseeing the business plan of the Corporation. The Committee held 4 meetings in 2002.

      Nominating Committee. The Nominating Committee is composed of the following directors: Messrs. Wildstein (Chairman) and Shotz. The Nominating
Committee recommends to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by security holders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 2003 Annual Meeting". The Nominating Committee held 1 meeting in 2002.

      Option Committee. The Option Committee is composed of the following directors: Messrs. Batoff (Chairman); Shotz; and Wildstein. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held 2 meetings in 2002.

      During 2002, the Corporation's Board of Directors held 6 full Board meetings of the Corporation and the Bank, 6 full Board meetings of the Delaware Bank and 62 Committee meetings. Daniel Berman attended fewer than 75% of the aggregate number of meetings of the Board of Directors held during 2002. He has since resigned from the Corporation's Board of Directors.



Executive Compensation

      The following table shows the annual compensation of the Chief Executive Officer of the Company, the Bank and the Delaware Bank and the Banks' most highly compensated executive officers for the fiscal years 2002, 2001 and 2000.



                                         SUMMARY COMPENSATION TABLE

                                                                                 RestrictedSecurities
                                                                Other               Stock  Underlying    LTIP   All Other
                                                               Annual              Awards    Options    Payouts  Annual
Name & Principal Position         Year   Salary     Bonus       Comp     Options     ($)    SARs (#)      ($)     Comp
-------------------------------  ------ --------  --------    ------ --------  --------  -----------  -------- --------
Harry D. Madonna (2)              2002  $300,000 $      --        --      16,000    --          --       --        --
Chief Executive Officer and       2001     N/A         N/A        N/A     16,000     N/A        N/A        N/A     N/A
President of the Corporation      2000     N/A         N/A        N/A     20,000     N/A        N/A        N/A     N/A
and the Delaware Bank

Robert D. Davis (1)               2002   245,423    35,000         --     11,667      --         --        --       --
Chief Executive Officer           2001   201,673    50,000         --         --      --         --        --       --
and President of the Bank         2000   175,000    50,000         --     64,000      --         --        --       --

James V. Schermerhorn             2002   150,000    25,000         --        --       --         --        --       --
Executive Vice President and      2001   150,000    50,000         --        --       --         --        --       --
Chief Lending Officer of the Bank 2000   150,000    49,034         --      7,500      --         --        --       --

Paul Frenkiel                     2002   140,000    20,000         --        --       --         --        --       --
Executive Vice President and      2001   140,000    15,000         --        --       --         --        --       --
Chief Financial Officer of the    2000    21,538                   --     30,000     --          --        --       --
Corporation and the Bank
----------------

(1) Robert D. Davis currently serves as President and Chief Executive Officer of the Bank, under the terms of an employment agreement (the "Davis Agreement") effective February 1, 2001, at an annual base salary of $200,000 from February 1, 2001 through July 31, 2001, then at an annual rate of $225,000 until January 31, 2002 and thereafter increasing by 10% per annum until the expiration on January 31, 2004. The Davis Agreement may be terminated by the Corporation or by Mr. Davis with six months written notice. The Davis Agreement also provided that Mr. Davis was granted 11,667 options on January 31, 2002, 2003 and 2004. Mr. Davis is also eligible to receive an annual bonus of twenty-five (25) percent of his annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain fundamental changes in the Company, as set forth in the Davis Agreement, Mr. Davis will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence and an additional severance for up to 12 months following termination of employment. The Davis Agreement provides for the non-disclosure by Mr. Davis of confidential information acquired by him in the context of his employment with the Bank and the Company.

(2) Harry D. Madonna currently serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company and the Delaware Bank under the terms of an Agreement (the "Madonna Agreement") effective January 1, 2002, at an annual base salary of $300,000 increasing 10% per annum at the second and third anniversary dates. The Company or Mr. Madonna may terminate the agreement after three years or at any time for cause. Mr. Madonna is also eligible to receive an annual bonus of twenty-five (25) percent of his then annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain fundamental changes in the Company, as set forth in the Madonna Agreement, Mr. Madonna will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence noted above and an additional severance of up to 12 months following termination of employment. The Madonna Agreement provides for the non-disclosure by Mr. Madonna of confidential information acquired by him in the context of his employment with the Bank and the Company.


Equity Compensation Plan Information

                               (a)                             (b)                    (c)

Plan category                   Number of securities to be      Weighted-average        Number of securities remaining available for
                                issued upon exercise of         price of outstanding    future issuance under equity compensation
                                outstanding options,            options, warrants and   plans (excluding securities refelcted in
                                and rights                      rights                  column (a))
Equity compensation plans
approved by security holders:
Amended and Restated Stock
Option Plan and Restricted Stock
Plan                                   898,314                    $4.42                      0
Equity compensation plans not
approved by security holders            11,000                    $6.13                      0

Total                                  909,314                    $4.44                      0


Certain Relationships and Related Transactions

      Certain of the directors of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.

      Mr. Madonna, the Chairman of the Company, President and Chief Executive Officer of the Company and the Delaware Bank, is also "Of Counsel" to the law firm of Spector Gadon & Rosen, P.C., Philadelphia, PA (the "Law Firm"). Mr. Madonna receives a salary from the Law Firm. In addition, the Company and the Banks utilize the services of the Law Firm for certain legal matters. Rates charged by the Law Firm to the Company and the Banks are consistent with the rates charged by the Law Firm to other clients.



Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires the Corporation's officers and directors and persons who own more than 10% of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

      Based on the Corporation's review of the copies of the reports by it, the Corporation believes that all filings required to be made by Reporting Persons for the period from January 1, 2002 through December 31, 2002 were made on a timely basis.

Owners of 5% of Common Stock

      Pursuant to Rule 13d-1(c), Jeffrey A. Miller and Eric D. Jacobs have reported indirect ownership of 383,100 shares of common stock as the sole managers and members of Miller & Jacobs Capital, L.L.C., which is affiliated with several investment companies, including the Acadia Fund I. Members of the Board of Directors with greater than a 5% ownership are Harry D. Madonna, Kenneth J. Adelberg and Harris Wildstein, as noted in the Security Ownership of Certain Beneficial Owners and Management.



Quorum and Voting Requirements

      A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock.

      The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

      Paul Verdi and Maria Oliveri shall be appointed the lawful proxies, each with full power of substitution, for and on behalf of the shareholders, to vote as specified in any appropriately completed proxy card, the shares of the Corporation's common stock held of record by the shareholder.

                                  OTHER MATTERS

      Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.



                            By Order of the Board of
                            Directors,


                            /s/ Robert A. Dobie
                            -------------------
                            Robert A. Dobie,
                            Senior Vice President,
                            and Corporate Secretary


March 19, 2003

Audit Committee Report

      Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Corporation's Board of Directors submits the following report:



Audit Committee Report to Shareholders

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporations accounting functions and internal controls. The Audit Committee is composed of 3 directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

      Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2002, financial statements and reviewed Form 10-K. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm's independence.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.



                    Respectfully submitted,

                    Kenneth J. Adelberg, Director and Audit Committee Chairman William W. Batoff, Audit Committee Member
                    Steven J. Shotz, Audit Committee Member
                    THE AUDIT COMMITTEE

Consideration of Non-Audit Services Provided by the Independent Accountant

      The audit  committee has  considered  whether the services  provided under
other  non-audit   services  are  compatible  with   maintaining  the  auditor's
independence.



Audit and Non-Audit Fees

      The following table presents fees for professional audit services by Grant Thornton LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by Grant Thornton LLP.

         Audit fees, excluding audit related............................................           $64,876



         Financial information systems design and implementation........................           $     0
                                                                                                   =======



         All other fees:

              Audit related fees (1)....................................................          $  6,500

              Other non-audit services (2)..............................................           $14,000
                                                                                                   -------



         Total all other fees...........................................................           $26,500
                                                                                                   =======

-----------------

(1) Audit related fees consisted principally of issuance of accountants' consents and an examination of management's assertion regarding financial reporting.

(2)  Other non-audit fees consisted of tax preparation and compliance services.

                                   APPENDIX A
                            ------------------------

                                 AUDIT COMMITTEE
                                     CHARTER
                             -----------------------


      The Board of Directors of the Corporation has created a Committee of the Board of Directors to be known as the AUDIT COMMITTEE with its goals, objectives, composition, term of office, duties and responsibilities as follows:



GOALS AND OBJECTIVES

      The primary goal of the Committee is to assist the Board of Directors in fulfilling its oversight and fiduciary responsibilities relating to corporate accounting and reporting practices of the holding company, Republic First Bancorp, and all related subsidiaries. In addition, the Committee:

     o Oversees and appraises the quality of the audit effort of the company's Internal (or outsourced) Audit function and that of its independent auditors;

     o Maintains, by scheduling regular meetings, open lines of communication among the Board, internal auditors, and the independent accountants to exchange views and information as well as confirm their respective authority and responsibilities;

     o    Serves as an  independent  and  objective  party to review  the annual
          financial   information   presented  by  management  to  shareholders,
          regulators and the general public; and

     o Determines the adequacy of the company's administrative, operating, and internal accounting controls and evaluate adherence.



COMPOSITION

      The Chairman of the Board of Directors recommends the composition of the membership of the Audit Committee to the Board. The committee will be comprised of at least three directors, each of whom will be independent of senior management and operating executives of the holding company and all related subsidiaries, and free from any relationships which might in the opinion of the Board of Directors be construed as a conflict of interest. The Chairman of the Board shall select the chairperson of the Committee. Members must continue to be independent in all respects or they will be required to resign from the committee.

      Members of the Audit Committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

     o A director being employed by the Corporation or any of its affiliates for the current year or any of the past five years;

     o A director accepting any compensation from the Corporation or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan;

     o A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Corporation or any of its affiliates as an executive officer;

     o A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organizations to which the Corporation made, or from which the Corporation received, payments that are or have been significant to the Corporation or business organization in any of the past five years;

     o A director being employed as a executive of another company where any of the corporation's executives serves on that company's compensation committee.

      A director who has one or more of these relationships may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses in the next proxy statement subsequent to the determination, the nature of the relationship and the reasons for that determination.

      Members of the Audit Committee should be financially literate as a requirement of his or her appointment to the Audit Committee. Furthermore at least one member of the Audit Committee should have accounting or related financial management expertise.



TERM OF MEMBERSHIP

      Each member of the Committee shall serve a term of one continuous year after selection.



DUTIES AND RESPONSIBILITIES

      The Committee will hold at least four regular meetings per year, and such additional meetings as the chairperson of the Committee shall require in order to meet the following duties:

     o Recommend to the full Board the appointment and discharge of the independent accountant for the coming year;

     o    Review and approve independent accountant engagement letter.

     o Ensure that an external audit is conducted in compliance with statutory requirements;

     o    Review and approve the audit plan of the independent accountants;

     o Review and approve the audit plan of the Internal (or outsourced) Audit Department;

     o Evaluate the effectiveness of both the internal and external audit effort through regular meetings with each respective group;

     o Ensure the receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 98-1, and that the Audit Committee is also responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full board take, appropriate action to ensure the independence of the outside auditor;

     o Determine that no management restrictions are being placed upon either the internal or external auditors; determine through an independent review of any disagreement existing between management and the external accountants.

     o Evaluate the adequacy of the Corporation's internal accounting control system by review of written reports from the internal and external auditors, and monitor management's response and actions to correct any noted deficiencies;

     o Review all regulatory reports submitted to the Corporation and monitor management's response to them;

     o Require periodic reports from management, the independent accountants and internal auditors on any significant proposed regulatory, accounting, or reporting issue to assess the potential impact upon the company's financial reporting process, and determine for approval any significant financial reporting issues; enter into executive session for confidential discussions with accountants without management being present if deemed advisable.

     o    Review and approve all significant accounting changes;

     o Review and approve the annual financial statements and Form 10K with operating management and the independent accountants, including the review of issues relating to all quarterly SEC filings;

     o Require that a Corporation's outside auditor discuss with the Audit Committee the auditor's judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting; the discussion should include such issues as the clarity of the Corporation's financial disclosures and degree of aggressiveness or conservatism of the Corporation's accounting principles and underlying estimates and other risks and uncertainties reviewed by the outside auditors. This requirement should be written in a way to encourage open, frank discussion and to avoid boilerplate;

     o Identify and direct any special projects or investigation deemed necessary with the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

     o Submit minutes of all meetings of the Audit Committee to the Board of Directors of the Corporation;

     o Review internal and external audit reports' comments and findings and monitor the adequacy of management responses, and implementation of recommendations.

     o Perform such other functions as assigned by law, the Corporation's charter or bylaws, or the Board of Directors.

      The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors.

      In carrying out their responsibilities the Audit Committee believes its policies and procedures should remain flexible in order to react to changing conditions and the environment, and to assure the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

                                    Amendment

                                       Of

                         Amendment and Restatement No. 2

                                       Of

                 The Stock Option Plan and Restricted Stock Plan

                                       Of

                          Republic First Bancorp, Inc.

     Amendment and Restatement No. 2 of The Stock Option Plan and Restricted Stock Plan Of Republic First Bancorp, Inc. (the "Plan") is hereby amended as follows:

         1. The aggregate number of shares referred to in the first sentence of
Section 3(a) shall be 1,540,000.

         2. The maximum number of shares referred to in the fourth sentence of
Section 4 shall be 1,540,000.

         3. Unless inconsistent with the foregoing, all other terms, conditions and provisions of the Plan shall continue in effect without change.

                                REVOCABLE PROXY
                    REPUBLIC FIRST BANCORP, INC. COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Republic First Bancorp, Inc. (the "Corporation") hereby constitutes and appoints Paul A. Verdi and Madeline M. McLaughlin, or either of them the lawful attorneys and proxies of the undersigned both with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Corporation's common stock held of record by the undersigned on March 19, 2002, at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 23, 2002, at 4:00 p.m., at the Warwick-Radisson Hotel, 17th and Locust Streets Philadelphia, PA 19103 and at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1). IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTER IN THEIR SOLE DISCRETION. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.



                (Continued and to be signed on the reverse side)

                            o FOLD AND DETACH HERE o

Please mark votes as in this example  [ x ]


(1) Election of Directors:  Robert J. Coleman, Harris Wildstein

[  ]  FOR all nominees                            [  ]  WITHHOLD AUTHORITY
     (except as provided to the contrary below)         to vote for all nominees

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name here):


------------------------------------------------------------------------


(2) The approval of an amendment to the Corporation's Amended and Restated Stock Option Plan and Restricted Stock Plan to increase the number of shares issuable under the Pan by 10% to a total of $1,540,000.

[ ]  FOR       [ ] Against        [ ] Abstein

Please complete, date and sign this proxy below and mail without delay in the enclosed envelope.

NOTE: Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees, and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

Receipt of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 19, 2003 is hereby acknowledged.



Please be sure to sign and date
this Proxy in the box below.

[graphic omitted]
__Stockholder sign above__________Co-holder (if any) sign above________


   Detach above card, sign, date and mail in postage paid envelope provided.

________________________________________________________________________________
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY.
________________________________________________________________________________




                            o FOLD AND DETACH HERE o

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

__________________________________________
__________________________________________
__________________________________________